                                SEQUOIA SYSTEMS, INC.

                   Amendment to 1993 Employee Stock Purchase Plan

                 (Resolutions Adopted by the Board of Directors on December 13, 1994 and Approved by the Stockholders
                                 on March 29, 1995)


         RESOLVED:      That, subject to stockholder approval, Section 4 of
         --------       the Company's 1993 Employee Stock Purchase Plan be
                        amended to read in its entirety as follows:

                        "4.  Offering Dates.
                             --------------

                        The Plan will be implemented by:

                        (I) four (4) semi-annual offerings of an aggregate of 62,500 shares (subject to adjustment as provided in paragraphs 12(a) and 17) each of the Company's Common Stock as follows:

                             (i)  the first Offering shall commence on
                                  July 1, 1993 and shall terminate on
                                  December 31, 1993;

                            (ii)  the second Offering shall commence on
                                  January 1, 1994 and shall terminate on
                                  June 30, 1994;

                           (iii)  the third Offering shall commence on
                                  July 1, 1994 and shall terminate on
                                  December 31, 1994; and

                            (iv)  the fourth Offering shall commence on
                                  January 1, 1995 and shall terminate on
                                  June 30, 1995 and

                        (II) four (4) semi-annual offerings of an aggregate of 125,000 shares (subject to adjustment as provided in paragraphs 12(a) and 17) each of the Company's Common Stock as follows:

                             (v)  the fifth Offering shall commence on
                                  July 1, 1995 and shall terminate on
                                  December 31, 1995;

                            (vi)  the sixth Offering shall commence on
                                  January 1, 1996 and shall terminate on
                                  June 30, 1996;

                           (vii) the seventh Offering shall commence on July 1, 1996 and shall terminate on December 31, 1996; and

                          (viii) the eighth Offering shall commence on January 1, 1997 and shall terminate on June 30, 1997."

                                         -2-